Exhibit 21.1

Subsidiaries of EPR Properties

Subsidiary	Jurisdiction of Organization

3 Theatres, Inc.	Missouri

30 West Pershing, LLC	Missouri

Adelaar Developer, LLC	Delaware

Adelaar Developer II, LLC	Delaware

Atlantic - EPR I	Delaware

Atlantic - EPR II	Delaware

Burbank Village, Inc.	Delaware

Burbank Village, L.P.	Delaware

Cantera 30, Inc.	Delaware

Cantera 30 Theatre, L.P.	Delaware

Cinescape Equity, LLC	Delaware

Cinescape Mezz, LLC	Delaware

Cinescape Property, LLC	Delaware

Early Childhood Education, LLC	Delaware

ECE I, LLC	Delaware

ECE II, LLC	Delaware

ECS Douglas I, LLC	Delaware

Education Capital Solutions, LLC	Delaware

EPR Apex, Inc.	Delaware

EPR Camelback, LLC	Delaware

EPR Canada, Inc.	Missouri

Subsidiary	Jurisdiction of Organization

EPR Concord II, L.P.	Delaware

EPR Escape, LLC	Delaware

EPR Gaming Properties, LLC	Delaware

EPR Hialeah, Inc.	Missouri

EPR Karting, LLC	Delaware

EPR North Finance Trust	Ontario, Canada

EPR North GP ULC	British Columbia, Canada

EPR North Holdings GP ULC	British Columbia, Canada

EPR North Holdings LP	Ontario, Canada

EPR North Properties LP	Ontario, Canada

EPR North Trust	Kansas

EPR North US GP Trust	Delaware

EPR North US LP	Delaware

EPR Parks, LLC	Delaware

EPR Resorts, LLC	Delaware

EPR TRS Holdings, Inc.	Missouri

EPR TRS I, Inc.	Missouri

EPR TRS II, Inc.	Missouri

EPR TRS III, Inc.	Missouri

EPR TRS IV, Inc.	Missouri

EPR Tuscaloosa, LLC	Delaware

EPT 301, LLC	Missouri

EPT 909, Inc.	Delaware

Subsidiary	Jurisdiction of Organization

EPT Aliso Viejo, Inc.	Delaware

EPT Arroyo, Inc.	Delaware

EPT Auburn, Inc.	Delaware

EPT Biloxi, Inc.	Delaware

EPT Boise, Inc.	Delaware

EPT Charlotte, LLC	Delaware

EPT Chattanooga, Inc.	Delaware

EPT Columbiana, Inc.	Delaware

EPT Concord II, LLC	Delaware

EPT Concord, LLC	Delaware

EPT Dallas, LLC	Delaware

EPT Davie, Inc.	Delaware

EPT Deer Valley, Inc.	Delaware

EPT DownREIT II, Inc.	Missouri

EPT DownREIT, Inc.	Missouri

EPT East, Inc.	Delaware

EPT Firewheel, Inc.	Delaware

EPT First Colony, Inc.	Delaware

EPT Fontana, LLC	Delaware

EPT Fresno, Inc.	Delaware

EPT Gulf Pointe, Inc.	Delaware

EPT Hamilton, Inc.	Delaware

EPT Hattiesburg, Inc.	Delaware

Subsidiary	Jurisdiction of Organization

EPT Huntsville, Inc.	Delaware

EPT Hurst, Inc.	Delaware

EPT Indianapolis, Inc.	Delaware

EPT Kalamazoo, Inc.	Missouri

EPT Kenner, LLC	Delaware

EPT Lafayette, Inc.	Delaware

EPT Lawrence, Inc.	Delaware

EPT Leawood, Inc.	Delaware

EPT Little Rock, Inc.	Delaware

EPT Macon, Inc.	Delaware

EPT Mad River, Inc.	Missouri

EPT Manchester, Inc.	Delaware

EPT Melbourne, Inc.	Missouri

EPT Mesa, Inc.	Delaware

EPT Mesquite, Inc.	Delaware

EPT Modesto, Inc.	Delaware

EPT Mount Attitash, Inc.	Delaware

EPT Mount Snow, Inc.	Delaware

EPT New England, LLC	Delaware

EPT New Roc GP, Inc.	Delaware

EPT New Roc, LLC	Delaware

EPT Nineteen, Inc.	Delaware

EPT Oakview, Inc.	Delaware

Subsidiary	Jurisdiction of Organization

EPT Pensacola, Inc.	Missouri

EPT Pompano, Inc.	Delaware

EPT Raleigh Theatres, Inc.	Delaware

EPT Ski Properties, Inc.	Delaware

EPT Slidell, Inc.	Delaware

EPT South Barrington, Inc.	Delaware

EPT Twin Falls, LLC	Delaware

EPT Virginia Beach, Inc.	Delaware

EPT Waterparks, Inc.	Delaware

EPT White Plains, LLC	Delaware

EPT Wilmington, Inc.	Delaware

Flik Depositor, Inc.	Delaware

Flik, Inc.	Delaware

Go to the Show, L.L.C.	Louisiana

International Hotel Ventures, Inc.	Delaware

Kanata Entertainment Holdings, Inc.	New Brunswick, Canada

McHenry FFE, LLC	Delaware

Megaplex Four, Inc.	Missouri

Megaplex Nine, Inc.	Missouri

Metropolis Entertainment Holdings, Inc.	New Brunswick, Canada

Mississauga Entertainment Holdings, Inc.	New Brunswick, Canada

New Roc Associates, L.P.	New York

Oakville Entertainment Holdings, Inc.	New Brunswick, Canada

Subsidiary	Jurisdiction of Organization

Rittenhouse Holding, LLC	Delaware

Suffolk Retail, LLC	Delaware

Tampa Veterans 24, Inc.	Delaware

Tampa Veterans 24, L.P.	Delaware

Theatre Sub, Inc.	Missouri

WestCol Center, LLC	Delaware

Whitby Entertainment Holdings, Inc.	New Brunswick, Canada